Exhibit 4.10

Execution Copy

AMENDMENT NO. 5 TO
MASTER NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 5 TO MASTER NOTE PURCHASE AGREEMENT, dated as of February 20, 2015 (this “Amendment”), is by and among (a) Waste Connections, Inc., a Delaware corporation (the “Company”), each Subsidiary of the Company from time to time party to the Purchase Agreement referred to below (the “Subsidiaries,” and the Company and the Subsidiaries are each referred to herein as an “Obligor” and, collectively, the “Obligors”), and (b) each of the purchasers from time to time party to the Purchase Agreement referred to below (each a “Purchaser” and, collectively, the “Purchasers”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement referred to below.

WHEREAS, the Obligors and the Purchasers are parties to that certain Master Note Purchase Agreement, dated as of July 15, 2008, as amended by that certain Amendment No. 1 to Master Note Purchase Agreement dated as of July 20, 2009, Amendment No. 2 to Master Note Purchase Agreement dated as of November 24, 2010, Amendment No. 3 to Master Note Purchase Agreement dated as of October 12, 2011 and Amendment No. 4 to Master Note Purchase Agreement dated as of August 9, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”); and

WHEREAS, the Company and certain of its Subsidiaries have entered into that certain Revolving Credit and Term Loan Agreement, dated as of January 26, 2015 with Bank of America, N.A., as administrative agent, and the lenders party thereto, which amends and restates the Bank Credit Agreement (as defined in the Purchase Agreement);

WHEREAS, the Obligors and the Required Holders pursuant to Section 17.1(a) of the Purchase Agreement desire to amend certain provisions of the Purchase Agreement to conform to certain changes to the Bank Credit Agreement;

NOW THEREFORE, in consideration of the mutual agreements contained in the Purchase Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.1 Amendment to Section 10.4.1(c) of the Purchase Agreement. The figure “$50,000,000” in Section 10.4.1(c) is replaced with the figure “$100,000,000”.

§1.2 Amendment to Section 10.6 of the Purchase Agreement. Each instance of the figure “$200,000,000” in Section 10.6 is replaced with the figure “$300,000,000”.

§1.3 Amendment to Schedule B to the Purchase Agreement. The definition of Bank Credit Agreement in Schedule B is deleted and replaced with the following:

“Bank Credit Agreement” means the Revolving Credit and Term Loan Agreement, dated as of January 26, 2015, by and among the Company and certain of its Subsidiaries, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions or replacements thereof, which constitute the primary bank credit facility of the Company and its Subsidiaries.

§2. Representations and Warranties. Each Obligor hereby represents and warrants to the Purchasers as follows:

(a) The execution and delivery by such Obligor of this Amendment and the performance by such Obligor of its obligations and agreements under this Amendment and the Purchase Agreement as amended hereby are within the corporate authority of such Obligor, have been duly authorized by all necessary corporate proceedings on behalf of such Obligor, and do not and will not contravene any provision of law, statute, rule or regulation to which such Obligor is subject or such Obligor’s constitutive documents or of any agreement or other instrument binding upon such Obligor.

(b) Each of this Amendment and the Purchase Agreement as amended hereby constitutes the legal, valid and binding obligation of such Obligor, enforceable in accordance with its respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights.

(c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by such Obligor of this Amendment or the Purchase Agreement as amended hereby.

(d) Such Obligor has performed and complied in all material respects with all terms and conditions herein and in the Purchase Agreement required to be performed or complied with by such Obligor prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.

§3. Conditions Precedent. This Amendment shall become effective as of the date on which all of the following shall have occurred (and shall not be effective until the date on which all of the following shall have occurred): each of the Obligors and the Required Holders shall have duly executed and delivered a copy of this Amendment.

§4. Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Purchase Agreement and the Notes shall remain unchanged and in full force and effect. It is declared and agreed by each of the parties hereto that the Purchase Agreement and the Notes, as amended hereby, shall continue in full force and effect, and that this Amendment and the Purchase Agreement shall be read and construed as a single instrument.

(b) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or any Note, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Purchasers may now have or may have in the future under or in connection with the Purchase Agreement or the Notes, except as specifically set forth herein.

(c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Photocopies, facsimile transmissions, or email transmissions of Adobe portable document format files (also known as “PDF” files) of signatures shall be deemed original signatures and shall be fully binding on the parties to the same extent as original signatures.

§5. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE OBLIGORS:

WASTE CONNECTIONS, INC.

ACE SOLID WASTE, INC.

ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.

ALASKA WASTE-INTERIOR, LLC

ALASKA WASTE-KENAI PENINSULA, LLC

ALASKA WASTE MAT-SU, LLC

AMERICAN DISPOSAL COMPANY, INC.

ANDERSON COUNTY LANDFILL, INC.

ANDERSON REGIONAL LANDFILL, LLC

ARKANSAS RECLAMATION COMPANY, LLC

AUSTIN LANDFILL HOLDINGS, INC.

BISON BUTTE ENVIRONMENTAL, LLC

BITUMINOUS RESOURCES, INC.

BRENT RUN LANDFILL, INC.

BROADACRE LANDFILL, INC.

BUTLER COUNTY LANDFILL, INC.

CALPET, LLC

CAMINO REAL ENVIRONMENTAL CENTER, INC.

CAPITAL REGION LANDFILLS, INC.

CARPENTER WASTE HOLDINGS, LLC

CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.

CHIMNEY BUTTE ENVIRONMENTAL L.L.C.

CHIQUITA CANYON, INC.

CHIQUITA CANYON, LLC

CLAY BUTTE ENVIRONMENTAL, LLC

CLIFTON ORGANICS, LLC

COLD CANYON LAND FILL, INC.

COLUMBIA RESOURCE CO., L.P.

COLUMBIA RIVER DISPOSAL, INC.

COMMUNITY REFUSE DISPOSAL INC.

CONTRACTORS WASTE SERVICES, INC.

CORRAL DE PIEDRA LAND COMPANY

COUNTY WASTE -- ULSTER, LLC

COUNTY WASTE AND RECYCLING SERVICE, INC.

COUNTY WASTE TRANSFER CORP.

CRI HOLDINGS, LLC

CURRY TRANSFER & RECYCLING, INC.

CWI ACQUISITION, LLC

D. M. DISPOSAL CO., INC.

DELTA CONTRACTS, LLC

DENVER REGIONAL LANDFILL, INC.

DIVERSIFIED BUILDINGS, L.L.C.

EAGLE FORD RECLAMATION COMPANY, LLC

EL PASO DISPOSAL, LP

ELKO SANITATION COMPANY

EMPIRE DISPOSAL, INC.

ENTECH ALASKA LLC

ENVIRONMENTAL TRUST COMPANY

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

EVERGREEN DISPOSAL, INC.

FINLEY-BUTTES LIMITED PARTNERSHIP

FINNEY COUNTY LANDFILL, INC.

FORT ANN TRANSFER STATION, LLC

FRONT RANGE LANDFILL, INC.

G & P DEVELOPMENT, INC.

GBUSA HOLDINGS, LLC

GOD BLESS THE USA, INCORPORATED

GREEN WASTE SOLUTIONS OF ALASKA, LLC

HARDIN SANITATION, INC.

HAROLD LEMAY ENTERPRISES, INCORPORATED

HIGH DESERT SOLID WASTE FACILITY, INC.

HUDSON VALLEY WASTE HOLDING, INC.

ISLAND DISPOSAL, INC.

J BAR J LAND, INC.

LACASSINE HOLDINGS, L.L.C.

LAKESHORE DISPOSAL, INC.

LAUREL RIDGE LANDFILL, L.L.C.

LEALCO, INC.

LFC, INC.

LIGHTNING BUTTE ENVIRONMENTAL, LLC

LOUISIANA RECLAMATION COMPANY, L.L.C.

MADERA DISPOSAL SYSTEMS, INC.

MAMMOTH DISPOSAL COMPANY

MANAGEMENT ENVIRONMENTAL NATIONAL, INC.

MASON COUNTY GARBAGE CO., INC.

MBO, LLC

MDSI OF LA, INC.

MILLENNIUM WASTE INCORPORATED

MISSION COUNTRY DISPOSAL

MORRO BAY GARBAGE SERVICE

MURREY’S DISPOSAL COMPANY, INC.

NEBRASKA ECOLOGY SYSTEMS, INC.

NOBLES COUNTY LANDFILL, INC.

NORTHWEST CONTAINER SERVICES, INC.

OKLAHOMA CITY WASTE DISPOSAL, INC.

OKLAHOMA LANDFILL HOLDINGS, INC.

OSAGE LANDFILL, INC.

PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC

POTRERO HILLS LANDFILL, INC.

PRAIRIE DISPOSAL, LLC

PRAIRIE LIQUIDS, LLC

PSI ENVIRONMENTAL SERVICES, INC.

PSI ENVIRONMENTAL SYSTEMS, INC.

R.A. BROWNRIGG INVESTMENTS, INC.

R.J.C. TRUCKING CO.

R360 ARTESIA, LLC

R360 CLACO, LLC

R360 ENVIRONMENTAL SOLUTIONS, LLC

R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.

R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC

R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC

R360 ES HOLDINGS, INC.

R360 HITCHCOCK, LLC

R360 LOGISTICS, LLC

R360 OKLAHOMA, LLC

R360 PERMIAN BASIN, LLC

R360 RED BLUFF, LLC

R360 SHUTE CREEK, LLC

R360 SILO, LLC

R360 WILLISTON BASIN, LLC

RAILROAD AVENUE DISPOSAL, LLC

RED CARPET LANDFILL, INC.

RENSSELAER REGION LANDFILLS, INC.

RH FINANCIAL CORPORATION

RICH VALLEY, LLC

RKS HOLDING, CORP.

S.A. DUNN & COMPANY, LLC

SAN LUIS GARBAGE COMPANY

SANIPAC, INC.

SCOTT SOLID WASTE DISPOSAL COMPANY

SCOTT WASTE SERVICES, LLC

SEABREEZE RECOVERY, INC.

SECTION 18, LLC

SEDALIA LAND COMPANY

SHALE GAS SERVICES, LLC

SIERRA HOLDING GROUP, LLC

SIERRA PROCESSING, LLC

SILVER SPRINGS ORGANICS L.L.C.

SJ RECLAMATION, INC.

SKB (AUSTIN) ENVIRONMENTAL, LLC

SKB ENVIRONMENTAL, INC.

SKB RECYCLING, LLC

SMOKY BUTTE ENVIRONMENTAL, LLC

SOUTH COUNTY SANITARY SERVICE, INC.

STERLING AVENUE PROPERTIES, LLC

STUTZMAN REFUSE DISPOSAL INC.

TACOMA RECYCLING COMPANY, INC.

TENNESSEE WASTE MOVERS, INC.

THUNDER BUTTE ENVIRONMENTAL, LLC

US LIQUIDS OF LA, L.P.

VOORHEES SANITATION, L.L.C.

WASCO COUNTY LANDFILL, INC.

WASTE CONNECTIONS MANAGEMENT SERVICES, INC.

WASTE CONNECTIONS OF ALABAMA, INC.

WASTE CONNECTIONS OF ALASKA, INC.

WASTE CONNECTIONS OF ARIZONA, INC.

WASTE CONNECTIONS OF ARKANSAS, INC.

WASTE CONNECTIONS OF CALIFORNIA, INC.

WASTE CONNECTIONS OF COLORADO, INC.

WASTE CONNECTIONS OF GEORGIA, INC.

WASTE CONNECTIONS OF IDAHO, INC.

WASTE CONNECTIONS OF ILLINOIS, INC.

WASTE CONNECTIONS OF IOWA, INC.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

WASTE CONNECTIONS OF KANSAS, INC.

WASTE CONNECTIONS OF KENTUCKY, INC.

WASTE CONNECTIONS OF LEFLORE, LLC

WASTE CONNECTIONS OF LOUISIANA, INC.

WASTE CONNECTIONS OF MINNESOTA, INC.

WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC

WASTE CONNECTIONS OF MISSISSIPPI, INC.

WASTE CONNECTIONS OF MONTANA, INC.

WASTE CONNECTIONS OF NEBRASKA, INC.

WASTE CONNECTIONS OF NEW MEXICO, INC.

WASTE CONNECTIONS OF NORTH CAROLINA, INC.

WASTE CONNECTIONS OF NORTH DAKOTA, INC.

WASTE CONNECTIONS OF OKLAHOMA, INC.

WASTE CONNECTIONS OF OREGON, INC.

WASTE CONNECTIONS OF SOUTH CAROLINA, INC.

WASTE CONNECTIONS OF SOUTH DAKOTA, INC.

WASTE CONNECTIONS OF TENNESSEE, INC.

WASTE CONNECTIONS OF TEXAS, LLC

WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.

WASTE CONNECTIONS OF UTAH, INC.

WASTE CONNECTIONS OF WASHINGTON, INC.

WASTE CONNECTIONS OF WYOMING, INC.

WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.

WASTE REDUCTION SERVICES, L.L.C.

WASTE SERVICES OF N.E. MISSISSIPPI, INC.

WASTE SOLUTIONS GROUP OF SAN BENITO, LLC

WCI AUSTIN LANDFILL, LLC

WCI-WHITE OAKS LANDFILL, INC.

WEST BANK ENVIRONMENTAL SERVICES, INC.

WEST COAST RECYCLING AND TRANSFER, INC.

WYOMING ENVIRONMENTAL SERVICES, INC.

YAKIMA WASTE SYSTEMS, INC.

By:	/s/ Worthing F. Jackman
Name: Worthing F. Jackman
Title: Chief Financial Officer

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

METROPOLITAN LIFE INSURANCE COMPANY

We acknowledge that we hold $35,000,000 6.22% Series 2008A Senior Notes due October 1, 2015.

We acknowledge that we hold $65,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

We acknowledge that we hold $23,500,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

We acknowledge that we hold $1,000,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

GENERAL AMERICAN LIFE INSURANCE COMPANY

By:	METROPOLITAN LIFE INSURANCE COMPANY, its
investment manager

 We acknowledge that we hold $10,000,000 6.22% Series 2008A Senior Notes due October 1, 2015.

METLIFE INSURANCE COMPANY USA

f/k/a MetLife Insurance Company of Connecticut

and as Successor by Merger to

MetLife Investors USA Insurance Company

By:	METROPOLITAN LIFE INSURANCE COMPANY, its
investment manager

We acknowledge that we hold $20,000,000 5.25% Series 2009A Senior Notes due November 1, 2019 (formerly held in the name of MetLife Investors USA Insurance Company).

We acknowledge that we hold $1,000,000 4.64% Series 2011A Senior Notes, Tranche A, due April 1, 2016 (formerly held in the name of MetLife Insurance Company of Connecticut).

By:	/s/ John A. Willis
Name: John A. Willis
Title: Managing Director

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

UNION FIDELITY LIFE INSURANCE COMPANY

By:	METLIFE INVESTMENT MANAGEMENT, LLC, its
investment adviser

We acknowledge that we hold $5,000,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

We acknowledge that we hold $8,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

EMPLOYERS REASSURANCE CORPORATION

By:	METLIFE INVESTMENT MANAGEMENT, LLC, its
investment adviser

We acknowledge that we hold $10,000,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

By:	/s/ C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL INVESTORS LLC, its Investment Manager

By:	/s/ Ilya L. Klets
Name: Ilya L. Klets
Title: Director

We acknowledge that we hold $12,500,000 6.22% Series 2008A Senior Notes due October 1, 2015.

We acknowledge that we hold $51,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Ilya L. Klets
Name: Ilya L. Klets
Title: Corporate Vice President

We acknowledge that we hold $17,500,000 6.22% Series 2008A Senior Notes due October 1, 2015.

We acknowledge that we hold $24,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

JACKSON NATIONAL LIFE INSURANCE COMPANY

By:	PPM AMERICA, INC., as attorney-in-fact

By:	/s/ Elena Unger
Name: Elena Unger
Title: Assistant Vice President

We acknowledge that we hold $45,000,000 6.22% Series 2008A Senior Notes due October 1, 2015.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brien Davis
Name: Brien Davis
Title: Vice President

We acknowledge that we hold $36,800,000 6.22% Series 2008A Senior Notes due October 1, 2015.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	PRUDENTIAL INVESTMENT MANAGEMENT, INC., as
investment manager

By:	/s/ Brien Davis
Name: Brien Davis
Title: Vice President

We acknowledge that we hold $8,200,000 6.22% Series 2008A Senior Notes due October 1, 2015.

PHYSICIANS LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P., as Investment Advisor

By:	Prudential Private Placement Investors, Inc., as its General Partner

By:	/s/ Brien Davis
Name: Brien Davis
Title: Vice President

We acknowledge that we hold $1,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

AMERICAN UNITED LIFE INSURANCE COMPANY

By:	AMERICAN UNITED LIFE INSURANCE COMPANY,
its agent

By:	/s/ Michael I. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

We acknowledge that we hold $6,000,000 6.22% Series 2008A Senior Notes due October 1, 2015.

THE STATE LIFE INSURANCE COMPANY

By:	AMERICAN UNITED LIFE INSURANCE COMPANY,
its agent

By:	/s/ Michael I. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

We acknowledge that we hold $3,500,000 6.22% Series 2008A Senior Notes due October 1, 2015.

PIONEER MUTUAL LIFE INSURANCE COMPANY

By:	AMERICAN UNITED LIFE INSURANCE COMPANY,
its agent

By:	/s/ Michael I. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

We acknowledge that we hold $500,000 6.22% Series 2008A Senior Notes due October 1, 2015.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	BABSON CAPITAL MANAGEMENT LLC, as
investment advisor

By:	/s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

We acknowledge that we hold $24,200,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

C.M. LIFE INSURANCE COMPANY

By:	BABSON CAPITAL MANAGEMENT LLC, as
investment advisor

By:	/s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

We acknowledge that we hold $3,800,000 4.64% Series 2011A Senior Notes, Tranche C, due April 1, 2021.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

HARTFORD LIFE INSURANCE COMPANY

By:	HARTFORD INVESTMENT MANAGEMENT COMPANY,
its agent and attorney-in-fact

By:	/s/ Dawn Crunden
Name: Dawn Crunden
Title: Senior Vice President

We acknowledge that we hold $12,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

We acknowledge that we hold $2,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

HARTFORD CASUALTY INSURANCE COMPANY

By:	HARTFORD INVESTMENT MANAGEMENT COMPANY,
its agent and attorney-in-fact

By:	/s/ Dawn Crunden
Name: Dawn Crunden
Title: Senior Vice President

We acknowledge that we hold $13,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY

By:	HARTFORD INVESTMENT MANAGEMENT COMPANY,
its agent and attorney-in-fact

By:	/s/ Dawn Crunden
Name: Dawn Crunden
Title: Senior Vice President

We acknowledge that we hold $9,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:	HARTFORD INVESTMENT MANAGEMENT COMPANY,
its agent and attorney-in-fact

By:	/s/ Dawn Crunden
Name: Dawn Crunden
Title: Senior Vice President

We acknowledge that we hold $3,000,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

HARTFORD FIRE INSURANCE COMPANY

By:	HARTFORD INVESTMENT MANAGEMENT COMPANY,
its agent and attorney-in-fact

By:	/s/ Dawn Crunden
Name: Dawn Crunden
Title: Senior Vice President

We acknowledge that we hold $5,000,000 5.25% Series 2009A Senior Notes due November 1, 2019.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

RIVERSOURCE LIFE INSURANCE COMPANY

By:	/s/ Thomas W. Murphy
Name: Thomas W. Murphy
Title: Vice President - Investments

We acknowledge that we hold $19,500,000 3.30% Series 2011A Senior Notes, Tranche A, due April 1, 2016.

We acknowledge that we hold $11,000,000 4.00% Series 2011A Senior Notes, Tranche B, Due April 1, 2018.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

KNIGHTS OF COLUMBUS

By:	/s/ Gilles Marchand
Name: Gilles Marchand
Title: VP

We acknowledge that we hold $5,000,000 4.00% Series 2011A Senior Notes, Tranche B, Due April 1, 2018.

We acknowledge that we hold $12,000,000 4.64% Series 2011A Senior Notes, Tranche C, Due April 1, 2021.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas A. Pannier
Name: Douglas A. Pannier
Title: Group Head, Private Placements

We acknowledge that we hold $16,000,000 4.64% Series 2011A Senior Notes, Tranche C, Due April 1, 2021.

[Signature page to Amendment No. 5 to Master Note Purchase Agreement]

PURCHASERS:

THE PHOENIX INSURANCE COMPANY

By:	/s/ Annette M. Masterson
Name: Annette M. Masterson
Title: Vice President

We acknowledge that we hold $16,000,000 4.64% Series 2011A Senior Notes, Tranche C, Due April 1, 2021.